UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

February 25, 2010

Rosetta Stone Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34283	043837082
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1919 North Lynn St., 7th Fl., Arlington, Virginia 22209

(Address of principal executive offices, including zip code)

800-788-0822

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On February 25, 2010, Rosetta Stone Inc. (“Rosetta Stone”) furnished a Current Report on Form 8-K (the “Original Current Report”) in connection with its earnings release for the fiscal fourth quarter and fiscal year ended on December 31, 2009 (the “Earnings Release”) and conference call webcast presented on February 25, 2009 with regard to the Earnings Release (the “Earnings Webcast”).  Rosetta Stone is furnishing this Amended Current Report on Form 8-K/A for three reasons:  (i) to provide certain corrections to the Presentation slides used in connection with the Earnings Webcast, furnished herewith on amended Exhibit 99.2; (ii) to include as an exhibit the prepared remarks, with a transcript of the questions and answers, from the Earnings Webcast, furnished herewith as Exhibit 99.3; and (iii) to include as an exhibit a Supplemental Data Sheet in connection with the Earnings Release, furnished herewith as Exhibit 99.4.

Exhibit 99.2 is amended by correcting slides 7, 8, 16 and 18.  Slides 7, 8 and 16 are modified by changing the footnote reference to “excludes stock-based compensation and acquisition-related charges” to a reference to “excludes stock-based compensation and amortization of intangibles” and slide 18 is modified by moving the check box indicating the period for “V3 inventory obsolescence” from Q3 to Q2.  The updated version of Exhibit 99.2 is attached hereto and supersedes Exhibit 99.2 to the original Form 8-K filed on February 25, 2009 in its entirety.

No other changes to the Original Current Report have been made.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

99.2	Corrected Presentation slides, from the Rosetta Stone Inc. webcast of its fiscal fourth quarter and fiscal year ended December 31, 2009 earnings call held on February 25, 2010.

99.3	Prepared Remarks with Transcript of Questions and Answers from Rosetta Stone Fourth Quarter Earnings call held on February 25, 2010.

99.4	Supplemental Financial Data Sheet of Rosetta Stone for the Fourth Quarter of 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 26, 2010

	By:	/s/ Michael C. Wu
Name: Michael C. Wu
Title: General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.2	Corrected Presentation slides, from the Rosetta Stone Inc. webcast of its fiscal fourth quarter and fiscal year ended December 31, 2009 earnings call held on February 25, 2010.

99.3	Prepared Remarks with Transcript of Questions and Answers from Rosetta Stone Fourth Quarter Earnings call held on February 25, 2010.

99.4	Supplemental Financial Data Sheet of Rosetta Stone for the Fourth Quarter of 2009.